SUPPLEMENT TO THE
FIDELITY CASH MANAGEMENT FUNDS
FUNDS OF NEWBURY STREET TRUST
DECEMBER 30, 1998
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING NON-FUNDAMENTAL LIMITATIONS REPLACE LIMITATIONS (IV) AND
(VII) FOR EACH OF PRIME FUND AND TREASURY FUND FOUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGES 2 AND 3, RESPECTIVELY.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (II) FOR TAX-EXEMPT FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 4.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" SECTION ON PAGE 19.

CLASS B AND CLASS C SHARES ONLY

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program; or

5. (Applicable to Class C only) From an employee benefit plan (as defined in the Employee Retirement Income Security Act), 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan).

A waiver form must accompany these transactions.

If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 20.

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; and a Director of FDC. Abigail Johnson, Member of the Advisory Board of Newbury Street Trust, is Mr. Johnson's daughter.

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 20.

ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Newbury Street Trust (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

   NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS"
SECTION ON PAGE 22 HAS BEEN REMOVED.

   LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

   THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 22.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1998, or calendar year ended December 31, 1997, as applicable.

COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Prime FundB,C,D              Treasury FundB               Tax-Exempt FundB

Edward C. Johnson 3d**       $ 0                          $ 0                          $ 0

Abigail P. Johnson**         $ 0                          $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 1,787                      $ 576                        $ 245

Phyllis Burke Davis          $ 1,774                      $ 573                        $ 244

Robert M. Gates***           $ 1,799                      $ 581                        $ 247

E. Bradley Jones             $ 1,786                      $ 576                        $ 245

Donald J. Kirk               $ 1,823                      $ 588                        $ 250

Ned C. Lautenbach*****       $ 0                          $ 0                          $ 0

Peter S. Lynch**             $ 0                          $ 0                          $ 0

William O. McCoy****         $ 1,799                      $ 581                        $ 247

Gerald C. McDonough          $ 2,211                      $ 714                        $ 304

Marvin L. Mann               $ 1,775                      $ 572                        $ 243

Robert C. Pozen**            $ 0                          $ 0                          $ 0

Thomas R. Williams           $ 1,799                      $ 580                        $ 247



COMPENSATION TABLE

Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*, A

Edward C. Johnson 3d**       $ 0

Abigail P. Johnson**         $ 0

J. Gary Burkhead**           $ 0

Ralph F. Cox                 $ 223,500

Phyllis Burke Davis          $ 220,500

Robert M. Gates***           $ 223,500

E. Bradley Jones             $ 222,000

Donald J. Kirk               $ 226,500

Ned C. Lautenbach*****       $ 0

Peter S. Lynch**             $ 0

William O. McCoy****         $ 223,500

Gerald C. McDonough          $ 273,500

Marvin L. Mann               $ 220,500

Robert C. Pozen**            $ 0

Thomas R. Williams           $ 223,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

** Interested Trustees of the funds, Mr. Burkhead and Ms. Johnson are compensated by FMR.

   *** Mr. Gates was elected to the Board of Trustees of Newbury
Street Trust on May 9, 1997.

   **** Mr. McCoy was elected to the Board of Trustees of Newbury
Street on May 9, 1997.

   ***** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $806; Phyllis Burke Davis, $806; Robert M. Gates, $806; E. Bradley Jones, $806; Donald J. Kirk, $806; William O. McCoy, $806; Gerald C. McDonough, $940; Marvin L. Mann, $806; and Thomas R. Williams, $806.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Thomas R. Williams, $684, Prime Fund.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION SERVICES" SECTION ON PAGE 27.

Currently and except as provided below, for the first year of investment, FDC retains the full amount of 12b-1 (distribution) fees paid by Class C as compensation for providing services intended to result in the sale of Class C shares and retains the full amount of 12b-1 (service) fees paid by Class C for providing shareholder support services. Normally, after the first year of investment, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by Class C to intermediaries, such as banks, broker-dealers and other service-providers for providing services intended to result in the sale of Class C shares, and may reallow up to the full amount of 12b-1 (service) fees paid by Class C to intermediaries for providing shareholder support services. For purchases of Class C shares made for an employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of 12b-1 (distribution) fees paid by such Class C shares to intermediaries for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of 12b-1 (service) fees paid by such Class C shares to intermediaries for providing shareholder support services.

THE FOLLOWING INFORMATION REPLACES THE SECOND AND SIXTH PARAGRAPHS FOUND IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION BEGINNING ON PAGE 28.

Each class of Tax-Exempt Fund has entered into a transfer agent agreement with Citibank, N.A., which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank, N.A. provides transfer agency, dividend disbursing, and shareholder services for each class of the fund. Citibank, N.A. in turn has entered into a sub-transfer agent agreement with FIIOC. Under the terms of the sub-agreement, FIIOC performs all processing activities associated with providing these services for each class of the fund and receives all related transfer agency fees paid to Citibank, N.A.

Tax-Exempt Fund has also entered into a service agent agreement with Citibank, N.A. Under the terms of the agreement, Citibank, N.A. provides pricing and bookkeeping services for the fund. Citibank, N.A. in turn has entered into a sub-service agent agreement with FSC. Under the terms of the sub-agreement, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of the fund and maintaining the fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank, N.A.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 30.

CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Prime Fund and Treasury Fund (the taxable funds). Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the Tax-Exempt Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Chase Manhattan Bank, headquartered in New York, also may serve as special purpose custodian of certain assets of the taxable funds in connection with repurchase agreement transactions.